Subsequent event	12 Months Ended
Dec. 31, 2025
Subsequent event
Subsequent event

18.Subsequent event

Subsequent to December 31, 2025, the Corporation announced the completion of a $14.85 million financing through the issuance of 11,423,078 common share units at $1.30 per unit. Each unit consisted of one common share and one-half of one common share purchase warrant. Each whole warrant is exercisable into one common share at the price of $1.75 per share for a period of two years from closing.